Earnings per share	12 Months Ended
Dec. 31, 2023
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Earnings per share

Note 18. Earnings per share

Accounting policy

Basic earnings per share are calculated by dividing profit attributable to our ordinary shareholders by the weighted average number of ordinary shares outstanding during the period, adjusted to take into account the impact of treasury shares.

Diluted earnings per share is calculated by adjusting profit attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding, for the effects of all potentially dilutive ordinary shares (stock-options, free shares, share warrants, employee warrants).

Detail of earnings per share

	For the year ended December 31,
	2021	2022	2023

Net income (loss) attributable to shareholders of Cellectis ($ in thousands)	(114,197)	(106,139)	(101,059)
Net income (loss) attributable to shareholders of Cellectis from discontinued operations ($ in thousands)	(17,448)	(7,451)	15,776
Adjusted weighted average number of outstanding shares, used to calculate both basic and diluted net result per share	44,820,279	45,547,359	57,012,815
Basic / Diluted net income (loss) per share attributable to shareholders of Cellectis
Basic and diluted net income (loss) attributable to shareholders of Cellectis, per share ($ /share)	(2.55)	(2.33)	(1.77)
Basic and diluted net income (loss) attributable to shareholders of Cellectis from discontinued operations, per share ($ /share)	(0.39)	(0.16)	0.28

When we have adjusted net loss, we use the weighted average number of outstanding shares, basic to compute the diluted adjusted net income (loss) attributable to shareholders of Cellectis ($/share). When we have adjusted net income, we use the weighted average number of outstanding shares diluted to compute the diluted adjusted net income (loss) attributable to shareholders of Cellectis ($/share).